                                   SYCAMORE
                                   --------                         SHARES
SCMR                               NETWORKS

COMMON STOCK                                                  CUSIP 871206 10 8
PAR VALUE $.001

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
        THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MA OR NEW YORK, NY

                                        SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

THIS CERTIFIES that:




is the record holder of


  FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.001, OF
                            SYCAMORE NETWORKS, INC.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and all provisions of the Amended and Restated Certificate of Incorporation, and the By-laws of the Corporation all as from time to time amended (copies thereof being on file with the Secretary of the Corporation) and the holder hereof, accepting this certificate, expressly assents thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

            WITNESS the seal of the Corporation and the facsimile
                  signatures of its duly authorized officers.

SEAL        DATED:




      Chief Financial Officer,                President and Chief Executive
      Vice President, Finance                 Officer
      and Administration and
      Treasurer






Countersigned and Registered:
     BANKBOSTON, N.A.


                                 Transfer Agent
                                 and Registrar,




                                 Authorized Signature

                            SYCAMORE NETWORKS, INC.

     The Corporation has more than one class of stock authorized to be issued. The Corporation will furnish without charge to each stockholder upon written request a copy of the full text of preferences, voting powers, qualifications and special and relative rights of the shares of each class of stock (and of any series thereof) authorized to be issued by the Corporation as set forth in the Amended and Restated Certificate of Incorporation and amendments thereto filed with the Secretary of the State of Delaware.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common               UNIF GIFT MIN ACT -            Custodian
TEN ENT - as tenants by the entireties                            -----------------------------
JT TEN  - as joint tenants with right                             (Cust)                (Minor)
          of survivorship and not as                              under Uniform Gifts to Minors
          tenants in common                                       Act _________________________
                                                                              (State)

     Additional abbreviations may also be used though not in the above list.

     For value received,                  hereby sell, assign and transfer unto
                         ----------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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|                                    |
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Please print or type in name and address including postal zip code of assignee

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------------------------------------------------------------------------Shares
of the stock represented by the within Certificate, and do hereby irrevocably
constitute and appoint                                                Attorney
                       ----------------------------------------------
to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated
      ----------------------------

SIGNATURE GUARANTEED:

By
  --------------------------------     ----------------------------------------
THE SIGNATURE SHOULD BE GUARANTEED     NOTICE: The signature of this assignment
BY AN ELIGIBLE GUARANTOR INSTITUTION   must correspond with the rights as
(Banks, Stockbrokers, Savings and      written upon the face of the Certificate,
Loan Associations and Credit Unions)   in every particular, affidavit plan for
WITH MEMBERSHIP IN AN APPROVED         or enlargement of any change whatever.
SIGNATURE GUARANTEE MEDALLION
PROGRAM PURSUANT TO S.E.C. RULE
17Ad-15.